UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28 Liberty Street, 41st Floor

New York, New York 10005

(212) 859-7000

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2020, Assurant, Inc. (the “Company”) entered into a separation agreement with Robyn Price Stonehill, Executive Vice President and Chief Human Resources Officer, who will be leaving the Company effective December 31, 2020 (the “Separation Date”). Ms. Price Stonehill’s separation agreement provides for (i) cash payments equal to Ms. Price Stonehill’s base salary at the rate in effect immediately prior to the Separation Date for the twelve month period following the Separation Date (the “Relevant Period”), (ii) a cash payment equal to Ms. Price Stonehill’s 2020 annual performance bonus and (iii) payment for the Company’s contributions for Ms. Price Stonehill’s medical coverage for the Relevant Period. Following the Separation Date, the unvested portions of Ms. Price Stonehill’s equity awards will vest on a prorated basis pursuant to their respective terms. Ms. Price Stonehill will receive an annual membership to a human resources association in lieu of outplacement services and will be subject to non-solicitation restrictions for the Relevant Period.

The foregoing description of the agreement with Ms. Price Stonehill does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement. A copy of the agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: July 16, 2020	By:	/s/ Mariana Wisk
	Name:	Mariana Wisk
	Title:	Vice President and Corporate Secretary